PORTFOLIO STATISTICS

TOTAL MULTIFAMILY PORTFOLIO AT DECEMBER 31, 2017 (In apartment units)

	Combined Adjusted Same Store	Non-Same Store(1)	Lease-up	Total Completed Communities	Development Units Delivered	Total

Atlanta, GA	10,324	340	332	10,996	—	10,996
Dallas, TX	9,085	680	—	9,765	—	9,765
Austin, TX	6,475	298	344	7,117	—	7,117
Charlotte, NC	6,149	—	—	6,149	—	6,149
Orlando, FL	4,498	776	—	5,274	—	5,274
Tampa, FL	5,220	—	—	5,220	—	5,220
Raleigh/Durham, NC	4,397	803	—	5,200	—	5,200
Houston, TX	4,127	352	388	4,867	—	4,867
Nashville, TN	3,776	279	320	4,375	—	4,375
Fort Worth, TX	4,249	—	—	4,249	—	4,249
Washington, DC	3,386	694	—	4,080	—	4,080
Phoenix, AZ	2,301	322	—	2,623	—	2,623
South Florida	480	—	—	480	—	480
Denver, CO	—	—	—	—	240	240
Large Markets	64,467	4,544	1,384	70,395	240	70,635

Jacksonville, FL	3,496	—	—	3,496	—	3,496
Charleston, SC	2,648	380	—	3,028	—	3,028
Savannah, GA	2,219	—	—	2,219	—	2,219
Greenville, SC	1,748	336	—	2,084	—	2,084
Richmond, VA	1,668	336	—	2,004	—	2,004
Memphis, TN	1,811	—	—	1,811	—	1,811
San Antonio, TX	1,504	—	—	1,504	—	1,504
Birmingham, AL	1,462	—	—	1,462	—	1,462
Little Rock, AR	1,368	—	—	1,368	—	1,368
Jackson, MS	1,241	—	—	1,241	—	1,241
Huntsville, AL	1,228	—	—	1,228	—	1,228
Other	6,840	449	154	7,443	—	7,443
Secondary Markets	27,233	1,501	154	28,888	—	28,888
Total Multifamily Units	91,700	6,045	1,538	99,283	240	99,523

(1)Non-Same Store total excludes 269 units in joint venture property in Washington, D.C.

Supplemental Data S-1

PORTFOLIO STATISTICS (CONTINUED)

TOTAL MULTIFAMILY COMMUNITY STATISTICS(1)
Dollars in thousands, except Average Effective Rent

		As of December 31, 2017			Average Effective Rent for the Three Months Ended December 31, 2017	As of December 31, 2017
		Gross Real Assets	Percent to Total of Gross Real Assets	Physical Occupancy		Completed Units	Total Units, Including Development

Atlanta, GA		$1,748,079	13.4%	96.8%	$1,356	10,664
Dallas, TX		1,346,858	10.4%	96.2%	1,260	9,765
Washington, DC		935,900	7.2%	96.6%	1,716	4,080
Charlotte, NC		928,597	7.2%	96.9%	1,163	6,149
Tampa, FL		843,734	6.5%	97.1%	1,364	5,220
Orlando, FL		806,114	6.2%	97.1%	1,360	5,274
Austin, TX		755,031	5.8%	96.7%	1,159	6,773
Raleigh/Durham, NC		653,366	5.0%	97.5%	1,054	5,200
Houston, TX		509,087	3.9%	97.8%	1,097	4,479
Nashville, TN		444,564	3.4%	96.1%	1,190	4,055
Fort Worth, TX		381,506	2.9%	96.2%	1,109	4,249
Phoenix, AZ		368,153	2.8%	97.7%	1,088	2,623
South Florida		58,763	0.5%	97.7%	1,594	480
Large Markets		$9,779,752	75.2%	96.8%	$1,255	69,011

Charleston, SC		$359,595	2.8%	96.8%	$1,162	3,028
Jacksonville, FL		285,390	2.2%	97.7%	1,049	3,496
Richmond, VA		255,179	2.0%	96.9%	1,091	2,004
Savannah, GA		233,103	1.8%	97.3%	1,025	2,219
San Antonio, TX		159,424	1.2%	96.3%	1,065	1,504
Kansas City, MO-KS		155,880	1.2%	94.8%	1,222	956
Greenville, SC		151,334	1.2%	96.7%	856	2,084
Birmingham, AL		151,162	1.2%	95.6%	960	1,462
Memphis, TN		124,986	1.0%	95.1%	926	1,811
All Other Secondary Markets by State (individual markets <1% gross real assets)
Alabama		$153,109	1.2%	97.1%	$877	1,648
Virginia		148,671	1.1%	97.5%	1,224	1,039
Florida		111,559	0.9%	97.3%	1,090	1,326
Arkansas		115,304	0.9%	96.8%	875	1,368
Kentucky		90,587	0.7%	96.6%	849	1,308
Mississippi		70,854	0.5%	96.9%	868	1,241
Nevada		68,031	0.5%	97.1%	931	721
Tennessee		49,490	0.4%	96.1%	829	943
South Carolina		35,522	0.3%	96.4%	808	576
Secondary Markets		$2,719,180	21.1%	96.7%	$1,001	28,734

Subtotal		$12,498,932	96.3%	96.8%	$1,180	97,745

Atlanta, GA	Large	$154,870	1.2%	30.1%	$2,324	332	770
Denver, CO	Large	81,195	0.6%	12.0%	1,780	240	359
Houston, TX	Large	80,322	0.6%	93.6%	1,377	388	388
Nashville, TN	Large	71,667	0.5%	82.5%	1,525	320	320
Austin, TX	Large	61,134	0.5%	56.7%	1,524	344	344
Kansas City, MO-KS	Secondary	24,692	0.2%	25.3%	1,288	154	154
Charleston, SC	Secondary	12,624	0.1%	—%	—	—	140
Lease-up and Development		$486,504	3.7%	55.7%	$1,656	1,778	2,475

Total Wholly Owned Multifamily Communities		$12,985,436	100.0%	96.6%	$1,195	99,523	100,220
(1) Schedule excludes one joint venture property in Washington, D.C.

Supplemental Data S-2

COMPONENTS OF NET OPERATING INCOME (1)
Dollars in thousands

	As of December 31, 2017		Three Months Ended
	Apartment Units	Gross Real Assets	December 31, 2017	December 31, 2016	Percent Change
Operating Revenue
Combined Adjusted Same Store Communities	91,700	$11,412,782	$346,522	$340,256	1.8%
Combined Adjusted Non-Same Store Communities	6,045	1,086,150	27,927	29,445
Lease up/Development Communities	1,778	486,504	2,814	50
Total Multifamily Portfolio	99,523	$12,985,436	$377,263	$369,751
Commercial Property/Land	—	$210,001	$5,475	$5,533
Total Combined Adjusted Operating Revenue	99,523	$13,195,437	$382,738	$375,284

Property Operating Expenses
Combined Adjusted Same Store Communities			$124,601	$123,050	1.3%
Combined Adjusted Non-Same Store Communities			11,724	12,344
Lease up/Development Communities			1,888	300
Total Multifamily Portfolio			$138,213	$135,694
Commercial Property/Land			$2,097	$2,169
Total Combined Adjusted Property Operating Expenses			$140,310	$137,863

Net Operating Income
Combined Adjusted Same Store Communities			$221,921	$217,206	2.2%
Combined Adjusted Non-Same Store Communities			16,203	17,101
Lease up/Development Communities			926	(250)
Total Multifamily Portfolio			$239,050	$234,057
Commercial Property/Land			$3,378	$3,364
Total Combined Adjusted Net Operating Income			$242,428	$237,421	2.1%

(1) The amounts presented in the schedule for the three-months ended December 31, 2016, include the results on a combined adjusted basis.

COMPONENTS OF COMBINED ADJUSTED SAME STORE PROPERTY OPERATING EXPENSES
Dollars in thousands

	Three Months Ended			Year Ended
	December 31, 2017	December 31, 2016	Percent Increase/(Decrease)	December 31, 2017	December 31, 2016	Percent Increase/(Decrease)
Personnel	$30,037	$30,115	(0.3)%	$123,029	$122,650	0.3%
Building Repair and Maintenance	14,078	14,522	(3.1)%	60,866	62,018	(1.9)%
Utilities	25,407	24,499	3.7%	101,376	99,373	2.0%
Marketing	4,106	3,619	13.5%	15,700	14,640	7.2%
Office Operations	4,859	5,922	(18.0)%	21,955	22,285	(1.5)%
Property Taxes	43,493	41,130	5.7%	178,193	168,513	5.7%
Insurance	2,621	3,243	(19.2)%	11,916	14,243	(16.3)%
Total Combined Adjusted Property Operating Expenses	$124,601	$123,050	1.3%	$513,035	$503,722	1.8%

Supplemental Data S-3

NOI CONTRIBUTION PERCENTAGE BY REGION

Combined Adjusted Same Store Portfolio

			Average Physical Occupancy
	Apartment Units	Percent of Combined Adjusted Same Store NOI	Three months ended December 31, 2017	Three months ended December 31, 2016
Atlanta, GA	10,324	13.2%	96.2%	96.3%
Dallas, TX	9,085	9.4%	95.7%	95.6%
Charlotte, NC	6,149	7.2%	96.1%	95.9%
Tampa, FL	5,220	6.7%	96.2%	96.4%
Austin, TX	6,475	6.1%	95.9%	96.0%
Washington, DC	3,386	5.9%	96.1%	97.1%
Orlando, FL	4,498	5.8%	96.6%	95.8%
Raleigh/Durham, NC	4,397	4.6%	96.4%	96.0%
Nashville, TN	3,776	4.4%	95.7%	95.7%
Fort Worth, TX	4,249	4.3%	95.8%	95.8%
Houston, TX	4,127	3.8%	97.6%	94.5%
Phoenix, AZ	2,301	2.6%	97.1%	96.6%
South Florida	480	0.7%	96.4%	96.7%
Large Markets	64,467	74.7%	96.2%	96.0%

Jacksonville, FL	3,496	3.6%	97.0%	96.3%
Charleston, SC	2,648	2.8%	96.0%	95.7%
Savannah, GA	2,219	2.2%	96.3%	96.4%
Richmond, VA	1,668	1.8%	97.2%	96.3%
Memphis, TN	1,811	1.4%	95.8%	95.9%
San Antonio, TX	1,504	1.4%	95.9%	96.6%
Greenville, SC	1,748	1.4%	95.8%	96.6%
Birmingham, AL	1,462	1.2%	95.1%	96.1%
Little Rock, AR	1,368	1.1%	95.9%	96.1%
Jackson, MS	1,241	1.0%	95.7%	96.2%
Huntsville, AL	1,228	1.0%	96.4%	96.1%
Other	6,840	6.4%	95.9%	96.2%
Secondary Markets	27,233	25.3%	96.1%	96.2%

Total Combined Adjusted Same Store	91,700	100.0%	96.2%	96.0%

Supplemental Data S-4

MULTIFAMILY COMBINED ADJUSTED SAME STORE QUARTER OVER QUARTER COMPARISONS
Dollars in thousands, except unit and per unit data

	Units	Revenues			Expenses			NOI			Effective Rent per Unit
		Q4 2017	Q4 2016	% Chg	Q4 2017	Q4 2016	% Chg	Q4 2017	Q4 2016	% Chg	Q4 2017	Q4 2016	% Chg
Atlanta, GA	10,324	$44,431	$43,811	1.4%	$15,368	$15,236	0.9%	$29,063	$28,575	1.7%	$1,339	$1,317	1.7%
Dallas, TX	9,085	36,324	36,036	0.8%	15,361	14,486	6.0%	20,963	21,550	(2.7)%	1,265	1,258	0.6%
Charlotte, NC	6,149	22,881	22,548	1.5%	6,886	6,936	(0.7)%	15,995	15,612	2.5%	1,163	1,145	1.6%
Tampa, FL	5,220	22,667	22,336	1.5%	7,745	7,646	1.3%	14,922	14,690	1.6%	1,364	1,341	1.7%
Austin, TX	6,475	24,189	24,162	0.1%	10,614	10,205	4.0%	13,575	13,957	(2.7)%	1,142	1,146	(0.3)%
Washington, DC	3,386	18,910	18,691	1.2%	5,838	6,048	(3.5)%	13,072	12,643	3.4%	1,783	1,748	2.0%
Orlando, FL	4,498	19,616	18,992	3.3%	6,722	6,676	0.7%	12,894	12,316	4.7%	1,375	1,323	3.9%
Raleigh/Durham, NC	4,397	15,117	14,458	4.6%	4,853	4,856	(0.1)%	10,264	9,602	6.9%	1,039	1,005	3.4%
Nashville, TN	3,776	14,271	14,147	0.9%	4,557	4,592	(0.8)%	9,714	9,555	1.7%	1,168	1,152	1.4%
Fort Worth, TX	4,249	15,637	15,040	4.0%	6,087	5,861	3.9%	9,550	9,179	4.0%	1,109	1,059	4.7%
Houston, TX	4,127	14,215	14,425	(1.5)%	5,766	5,924	(2.7)%	8,449	8,501	(0.6)%	1,059	1,115	(5.0)%
Phoenix, AZ	2,301	8,141	7,738	5.2%	2,303	2,399	(4.0)%	5,838	5,339	9.3%	1,075	1,027	4.7%
South Florida	480	2,387	2,398	(0.5)%	823	839	(1.9)%	1,564	1,559	0.3%	1,594	1,589	0.3%
Large Markets	64,467	$258,786	$254,782	1.6%	$92,923	$91,704	1.3%	$165,863	$163,078	1.7%	$1,249	$1,231	1.5%

Jacksonville, FL	3,496	$11,790	$11,307	4.3%	$3,701	$3,579	3.4%	$8,089	$7,728	4.7%	$1,049	$1,014	3.5%
Charleston, SC	2,648	9,734	9,443	3.1%	3,465	3,419	1.3%	6,269	6,024	4.1%	1,117	1,092	2.3%
Savannah, GA	2,219	7,527	7,277	3.4%	2,733	2,931	(6.8)%	4,794	4,346	10.3%	1,025	995	3.0%
Richmond, VA	1,668	5,773	5,416	6.6%	1,833	1,800	1.8%	3,940	3,616	9.0%	1,042	994	4.8%
Memphis, TN	1,811	5,381	5,259	2.3%	2,261	2,182	3.6%	3,120	3,077	1.4%	926	898	3.1%
San Antonio, TX	1,504	5,168	5,160	0.2%	2,112	2,174	(2.9)%	3,056	2,986	2.3%	1,065	1,057	0.8%
Greenville, SC	1,748	4,717	4,659	1.2%	1,719	1,691	1.7%	2,998	2,968	1.0%	810	793	2.1%
Birmingham, AL	1,462	4,703	4,642	1.3%	1,965	1,908	3.0%	2,738	2,734	0.1%	960	945	1.6%
Little Rock, AR	1,368	3,842	3,875	(0.9)%	1,428	1,373	4.0%	2,414	2,502	(3.5)%	875	882	(0.8)%
Jackson, MS	1,241	3,570	3,572	(0.1)%	1,291	1,275	1.3%	2,279	2,297	(0.8)%	868	865	0.3%
Huntsville, AL	1,228	3,409	3,308	3.1%	1,162	1,235	(5.9)%	2,247	2,073	8.4%	813	785	3.6%
Other	6,840	22,122	21,556	2.6%	8,008	7,779	2.9%	14,114	13,777	2.4%	993	970	2.4%
Secondary Markets	27,233	$87,736	$85,474	2.6%	$31,678	$31,346	1.1%	$56,058	$54,128	3.6%	$984	$961	2.4%

Total Combined Adjusted Same Store	91,700	$346,522	$340,256	1.8%	$124,601	$123,050	1.3%	$221,921	$217,206	2.2%	$1,170	$1,151	1.7%

Supplemental Data S-5

MULTIFAMILY COMBINED ADJUSTED SAME STORE SEQUENTIAL QUARTER COMPARISONS
Dollars in thousands, except unit and per unit data

	Units	Revenues			Expenses			NOI			Effective Rent per Unit
		Q4 2017	Q3 2017	% Chg	Q4 2017	Q3 2017	% Chg	Q4 2017	Q3 2017	% Chg	Q4 2017	Q3 2017	% Chg
Atlanta, GA	10,324	$44,431	$44,835	(0.9)%	$15,368	$16,002	(4.0)%	$29,063	$28,833	0.8%	$1,339	$1,341	(0.1)%
Dallas, TX	9,085	36,324	36,371	(0.1)%	15,361	15,828	(3.0)%	20,963	20,543	2.0%	1,265	1,270	(0.4)%
Charlotte, NC	6,149	22,881	23,045	(0.7)%	6,886	7,018	(1.9)%	15,995	16,027	(0.2)%	1,163	1,167	(0.3)%
Tampa, FL	5,220	22,667	22,564	0.5%	7,745	8,542	(9.3)%	14,922	14,022	6.4%	1,364	1,361	0.2%
Austin, TX	6,475	24,189	24,303	(0.5)%	10,614	11,256	(5.7)%	13,575	13,047	4.0%	1,142	1,154	(1.0)%
Washington, DC	3,386	18,910	18,925	(0.1)%	5,838	6,261	(6.8)%	13,072	12,664	3.2%	1,783	1,778	0.3%
Orlando, FL	4,498	19,616	19,526	0.5%	6,722	7,479	(10.1)%	12,894	12,047	7.0%	1,375	1,363	0.9%
Raleigh/Durham, NC	4,397	15,117	15,107	0.1%	4,853	5,053	(4.0)%	10,264	10,054	2.1%	1,039	1,040	(0.1)%
Nashville, TN	3,776	14,271	14,457	(1.3)%	4,557	4,411	3.3%	9,714	10,046	(3.3)%	1,168	1,172	(0.3)%
Fort Worth, TX	4,249	15,637	15,644	0.0%	6,087	6,524	(6.7)%	9,550	9,120	4.7%	1,109	1,109	0.0%
Houston, TX	4,127	14,215	14,090	0.9%	5,766	6,324	(8.8)%	8,449	7,766	8.8%	1,059	1,062	(0.3)%
Phoenix, AZ	2,301	8,141	8,052	1.1%	2,303	2,607	(11.7)%	5,838	5,445	7.2%	1,075	1,069	0.6%
South Florida	480	2,387	2,363	1.0%	823	1,116	(26.3)%	1,564	1,247	25.4%	1,594	1,600	(0.4)%
Large Markets	64,467	$258,786	$259,282	(0.2)%	$92,923	$98,421	(5.6)%	$165,863	$160,861	3.1%	$1,249	$1,250	(0.1)%

Jacksonville, FL	3,496	$11,790	$11,642	1.3%	$3,701	$4,405	(16.0)%	$8,089	$7,237	11.8%	$1,049	$1,043	0.6%
Charleston, SC	2,648	9,734	9,847	(1.1)%	3,465	3,723	(6.9)%	6,269	6,124	2.4%	1,117	1,126	(0.8)%
Savannah, GA	2,219	7,527	7,518	0.1%	2,733	2,942	(7.1)%	4,794	4,576	4.8%	1,025	1,032	(0.7)%
Richmond, VA	1,668	5,773	5,742	0.5%	1,833	1,883	(2.7)%	3,940	3,859	2.1%	1,042	1,034	0.8%
Memphis, TN	1,811	5,381	5,415	(0.6)%	2,261	2,393	(5.5)%	3,120	3,022	3.2%	926	924	0.2%
San Antonio, TX	1,504	5,168	5,250	(1.6)%	2,112	2,398	(11.9)%	3,056	2,852	7.2%	1,065	1,069	(0.4)%
Greenville, SC	1,748	4,717	4,716	0.0%	1,719	1,816	(5.3)%	2,998	2,900	3.4%	810	809	0.1%
Birmingham, AL	1,462	4,703	4,725	(0.5)%	1,965	2,006	(2.0)%	2,738	2,719	0.7%	960	972	(1.2)%
Little Rock, AR	1,368	3,842	3,868	(0.7)%	1,428	1,508	(5.3)%	2,414	2,360	2.3%	875	879	(0.5)%
Jackson, MS	1,241	3,570	3,616	(1.3)%	1,291	1,312	(1.6)%	2,279	2,304	(1.1)%	868	873	(0.6)%
Huntsville, AL	1,228	3,409	3,427	(0.5)%	1,162	1,355	(14.2)%	2,247	2,072	8.4%	813	810	0.4%
Other	6,840	22,122	22,130	0.0%	8,008	8,318	(3.7)%	14,114	13,812	2.2%	993	995	(0.2)%
Secondary Markets	27,233	$87,736	$87,896	(0.2)%	$31,678	$34,059	(7.0)%	$56,058	$53,837	4.1%	$984	$986	(0.2)%

Total Combined Adjusted Same Store	91,700	$346,522	$347,178	(0.2)%	$124,601	$132,480	(5.9)%	$221,921	$214,698	3.4%	$1,170	$1,172	(0.2)%

MULTIFAMILY SAME STORE SEQUENTIAL QUARTER COMPARISONS

Supplemental Data S-6

MULTIFAMILY COMBINED ADJUSTED SAME STORE FULL YEAR COMPARISONS AS OF DECEMBER 31, 2017 AND 2016
Dollars in thousands, except unit and per unit data

	Units	Revenues			Expenses			NOI			Effective Rent per Unit
		2017	2016	% Chg	2017	2016	% Chg	2017	2016	% Chg	2017	2016	% Chg
Atlanta, GA	10,324	$177,672	$173,649	2.3%	$62,664	$62,014	1.0%	$115,008	$111,635	3.0%	$1,332	$1,300	2.5%
Dallas, TX	9,085	144,984	143,167	1.3%	62,053	60,786	2.1%	82,931	82,381	0.7%	1,264	1,244	1.6%
Charlotte, NC	6,149	91,594	89,431	2.4%	27,852	28,377	(1.9)%	63,742	61,054	4.4%	1,158	1,130	2.5%
Tampa, FL	5,220	90,114	88,103	2.3%	31,984	31,116	2.8%	58,130	56,987	2.0%	1,356	1,319	2.8%
Austin, TX	6,475	96,886	96,018	0.9%	43,559	42,321	2.9%	53,327	53,697	(0.7)%	1,148	1,136	1.1%
Washington, DC	3,386	75,309	74,491	1.1%	24,245	24,992	(3.0)%	51,064	49,499	3.2%	1,768	1,744	1.4%
Orlando, FL	4,498	77,331	75,186	2.9%	27,729	26,760	3.6%	49,602	48,426	2.4%	1,352	1,304	3.7%
Raleigh/Durham, NC	4,397	59,749	57,257	4.4%	19,798	19,500	1.5%	39,951	37,757	5.8%	1,028	990	3.8%
Nashville, TN	3,776	57,248	55,931	2.4%	18,530	18,361	0.9%	38,718	37,570	3.1%	1,164	1,134	2.6%
Fort Worth, TX	4,249	61,902	58,934	5.0%	25,400	24,334	4.4%	36,502	34,600	5.5%	1,094	1,038	5.4%
Houston, TX	4,127	57,053	58,972	(3.3)%	25,351	25,675	(1.3)%	31,702	33,297	(4.8)%	1,073	1,135	(5.5)%
Phoenix, AZ	2,301	31,985	30,721	4.1%	9,792	9,784	0.1%	22,193	20,937	6.0%	1,058	1,015	4.2%
South Florida	480	9,646	9,448	2.1%	3,744	3,399	10.2%	5,902	6,049	(2.4)%	1,604	1,567	2.4%
Large Markets	64,467	$1,031,473	$1,011,308	2.0%	$382,701	$377,419	1.4%	$648,772	$633,889	2.3%	$1,243	$1,218	2.1%

Jacksonville, FL	3,496	$46,545	$44,973	3.5%	$16,172	$15,571	3.9%	$30,373	$29,402	3.3%	$1,036	$1,003	3.3%
Charleston, SC	2,648	38,839	37,548	3.4%	13,776	13,050	5.6%	25,063	24,498	2.3%	1,114	1,076	3.5%
Savannah, GA	2,219	29,888	29,268	2.1%	11,011	10,939	0.7%	18,877	18,329	3.0%	1,019	990	2.9%
Richmond, VA	1,668	22,586	21,520	5.0%	7,397	7,254	2.0%	15,189	14,266	6.5%	1,022	979	4.4%
Memphis, TN	1,811	21,460	20,856	2.9%	9,197	8,950	2.8%	12,263	11,906	3.0%	916	882	3.9%
San Antonio, TX	1,504	20,773	20,601	0.8%	9,121	8,851	3.1%	11,652	11,750	(0.8)%	1,066	1,057	0.9%
Greenville, SC	1,748	18,847	18,404	2.4%	7,131	6,934	2.8%	11,716	11,470	2.1%	805	783	2.8%
Birmingham, AL	1,462	18,821	18,578	1.3%	7,907	7,610	3.9%	10,914	10,968	(0.5)%	961	944	1.8%
Little Rock, AR	1,368	15,431	15,480	(0.3)%	5,905	5,685	3.9%	9,526	9,795	(2.7)%	879	880	(0.1)%
Jackson, MS	1,241	14,406	14,273	0.9%	5,302	5,239	1.2%	9,104	9,034	0.8%	869	862	0.8%
Huntsville, AL	1,228	13,540	13,117	3.2%	5,154	5,030	2.5%	8,386	8,087	3.7%	801	776	3.2%
Other	6,840	87,872	85,543	2.7%	32,261	31,190	3.4%	55,611	54,353	2.3%	986	959	2.8%
Secondary Markets	27,233	$349,008	$340,161	2.6%	$130,334	$126,303	3.2%	$218,674	$213,858	2.3%	$977	$951	2.7%

Total Combined Adjusted Same Store	91,700	$1,380,481	$1,351,469	2.1%	$513,035	$503,722	1.8%	$867,446	$847,747	2.3%	$1,164	$1,138	2.3%

Supplemental Data S-7

MULTIFAMILY DEVELOPMENT PIPELINE
Dollars in thousands
		Units as of December 31, 2017				Projected			Development Costs
						Initial
					Start	Occupancy	Completion	Stabilization	Total	Thru
	Location	Total	Delivered	Leased	Date	Date	Date	Date(1)	Cost	Q4 2017	After

Post River North	Denver, CO	359	240	73	4Q15	4Q17	1Q18	2Q19	$88,200	$81,195	$7,005
1201 Midtown II	Charleston, SC	140	—	—	2Q17	3Q18	4Q18	3Q19	29,500	12,624	16,876
Post Centennial Park	Atlanta, GA	438	—	—	1Q16	1Q18	3Q18	4Q19	96,300	73,837	22,463
Total Active		937	240	73					$214,000	$167,656	$46,344

(1) Communities are considered stabilized after achieving 90% occupancy for 90 days.

MULTIFAMILY LEASE-UP COMMUNITIES

		As of December 31, 2017
		Total	Percent	Construction	Expected
	Location	Units	Occupied	Finished	Stabilization(1)
Post Afton Oaks	Houston, TX	388	93.6%	2Q17	1Q18
The Denton II	Kansas City, MO	154	25.3%	4Q17	3Q18
Post South Lamar II	Austin, TX	344	56.7%	4Q17	4Q18
Post Midtown(2)	Atlanta, GA	332	30.1%	3Q17	4Q18
Acklen West End	Nashville, TN	320	82.5%	(3)	1Q19
Total		1,538	62.5%

(1) Communities are considered stabilized after achieving 90% occupancy for 90 days.
(2) Formerly named Post Millennium Midtown
(3) Property was acquired while still in lease-up; construction was complete prior to acquisition by MAA.

2017 ACQUISITION ACTIVITY
Dollars in thousands

Multifamily Acquisitions	Market	Apartment Units	Year Built	Closing Date	YTD NOI
Charlotte at Midtown	Nashville, TN	279	2016	March 16, 2017	$2,117
Acklen West End	Nashville, TN	320	2015	December 28, 2017	$29

2017 DISPOSITION ACTIVITY
Dollars in thousands

Multifamily Dispositions	Market	Apartment Units	Year Built	Closing Date	YTD NOI
Paddock Club Lakeland	Lakeland, FL	464	1988/1990	July 13, 2017	$1,722
Paddock Club Montgomery	Montgomery, AL	208	1999	July 20, 2017	$727
Northwood Place	Fort Worth, TX	270	1980	July 20, 2017	$903
Terraces at Fieldstone	Atlanta, GA	316	1998	November 30, 2017	$2,520
Terraces at Towne Lake	Atlanta, GA	502	1999	November 30, 2017	$4,010

Land Dispositions	Market	Acres	Closing Date
Lakewood Ranch - Outparcel	Tampa, FL	12	April 7, 2017
Post Alexander - Outparcel	Atlanta, GA	1	June 12, 2017
Paddock Club Lakeland - Outparcel	Lakeland, FL	9	July 13, 2017
Town Park Lot 12	Orlando, FL	1	August 7, 2017

Supplemental Data S-8

INVESTMENTS IN UNCONSOLIDATED REAL ESTATE ENTITIES
Dollars in thousands

MAA holds an investment in a joint venture with institutional investors and accounts for its investment using the equity method of accounting. A summary of non-financial and financial information for this joint venture is provided below.

Joint Venture Property	Market	# of units	Ownership Interest
Post Massachusetts Avenue	Washington, D.C.	269	35%

	As of December 31, 2017
Joint Venture Property	Gross Investment in Real Estate		Mortgage Notes Payable		Company's Equity Investment
Post Massachusetts Avenue	$78,025	(1)	$50,961	(2)	$44,956

	Three months ended December 31, 2017		Year ended December 31, 2017
Joint Venture Property	Entity NOI	Company's Equity in Income	Entity NOI	Company's Equity in Income
Post Massachusetts Avenue	$1,845	$349	$7,585	$1,370

(1) Represents GAAP basis net book value plus accumulated depreciation.

(2) This mortgage note has an outstanding principal value of $51 million, bears interest at a stated fixed rate of 3.5% and matures in February 2019. This note is currently prepayable without penalty.

Supplemental Data S-9

DEBT AND DEBT COVENANTS AS OF DECEMBER 31, 2017
Dollars in thousands

DEBT SUMMARIES
			Effective	Contract	Average Years
		Percent of	Interest	Interest	to Rate
	Balance	Total	Rate	Rate	Maturity
Floating Versus Fixed Rate or Hedged Debt
Fixed rate or swapped debt	$3,712,763	82.5%	3.8%	4.0%	4.7
Capped debt	25,000	0.5%	1.8%	1.8%	0.8
Floating (unhedged) debt	764,294	17.0%	2.4%	2.4%	0.1
Total	$4,502,057	100.0%	3.6%	3.7%	3.9

			Effective	Contract	Average Years
		Percent of	Interest	Interest	to Contract
	Balance	Total	Rate	Rate	Maturity
Secured Versus Unsecured Debt
Unsecured debt	$3,525,765	78.3%	3.5%	3.3%	5.0
Secured debt	976,292	21.7%	3.8%	5.3%	1.7
Total	$4,502,057	100.0%	3.6%	3.7%	4.3

	Total	Percent of		Q4 2017	Percent of
	Cost	Total		NOI	Total
Unencumbered Versus Encumbered Assets
Unencumbered gross assets	$11,395,228	84.0%		$205,562	84.8%
Encumbered gross assets	2,171,762	16.0%		36,866	15.2%
Total	$13,566,990	100.0%		$242,428	100.0%

FIXED OR HEDGED INTEREST RATE MATURITIES

							Average
	Fixed	Interest	Total		Interest	Total	Years to
	Rate	Rate	Fixed Rate	Contract	Rate	Fixed or	Rate
Maturity	Debt	Swaps	Balances	Rate	Caps	Hedged	Maturity
2018	$88,633	$250,286	$338,919	3.1%	$25,000	$363,919
2019	579,345	—	579,345	5.9%	—	579,345
2020	163,054	299,148	462,202	3.7%	—	462,202
2021	197,281	—	197,281	5.2%	—	197,281
2022	364,794	—	364,794	3.6%	—	364,794
Thereafter	1,770,222	—	1,770,222	3.7%	—	1,770,222
Total	$3,163,329	$549,434	$3,712,763	4.0%	$25,000	$3,737,763	4.7

Supplemental Data S-10

DEBT AND DEBT COVENANTS AS OF DECEMBER 31, 2017 (CONTINUED)
Dollars in thousands

DEBT MATURITIES OF OUTSTANDING BALANCES

	Key Bank Unsecured	Public Bonds	Other Unsecured	Secured	Total
2018	$—	$—	$300,261	$118,658	$418,919
2019	—	—	19,967	559,378	579,345
2020	410,000	—	149,773	163,054	722,827
2021	—	—	222,091	124,711	346,802
2022	—	248,144	415,798	—	663,942
Thereafter	—	1,727,590	32,141	10,491	1,770,222
Total	$410,000	$1,975,734	$1,140,031	$976,292	$4,502,057

DEBT COVENANT ANALYSIS(1)

Bond Covenants	Required	Actual	Compliance
Total debt to total assets	60% or less	33.2%	Yes
Total secured debt to total assets	40% or less	7.2%	Yes
Consolidated income available for debt service to total annual debt service charge	1.5x or greater for trailing 4 quarters	5.34x	Yes
Total unencumbered assets to total unsecured debt	Greater than 150%	323%	Yes

Bank Covenants	Required	Actual	Compliance
Total debt to total capitalized asset value	60% or less	29.5%	Yes
Total secured debt to total capitalized asset value	40% or Less	6.4%	Yes
Total adjusted EBITDA to fixed charges	1.5x or greater for trailing 4 quarters	4.73x	Yes
Total unsecured debt to total unsecured capitalized asset value	60% or less	27.3%	Yes
(1) The calculations of the Bond Covenants and Bank Covenants above are specifically defined in Mid-America Apartments, L.P.'s debt agreements.

Supplemental Data S-11

2018 GUIDANCE

MAA provides guidance on FFO per Share and AFFO per Share, which are non-GAAP measures, along with guidance for expected Net income per diluted common share. A reconciliation of expected Net income per diluted common share to expected FFO per Share and AFFO per Share are provided below.

Full Year 2018
Earnings
Net income per diluted common share	$1.78 to $2.08
Midpoint	$1.93
FFO per Share - diluted	$5.85 to $6.15
Midpoint	$6.00
AFFO per Share - diluted	$5.24 to $5.54
Midpoint	$5.39

MAA Same Store Communities:
Number of units	93,482
Lease over lease pricing growth for new leases and renewals	2.25% to 2.75%
Average physical occupancy	95.75% to 96.25%
Property revenue growth	1.75% to 2.25%
Property operating expense growth	1.50% to 2.50%
NOI growth	2.00% to 2.50%
Real estate tax expense growth	3.50% to 4.50%

Corporate Expenses:
General and administrative expenses	$39.0 to $40.0 million
Property management expenses	$50.5 to $52.5 million
Total Overhead (Gross of capitalized development overhead)	$89.5 to $92.5 million
Capitalized development overhead	$1.75 million
Total Overhead (Net of capitalized development overhead)	$87.75 to $90.75 million

Income tax expense	$2.5 to $3.0 million

Transaction/Investment Volume:
Acquisition volume	$300.0 to $350.0 million
Disposition volume	$0.00 million
Development investment	$75.0 to $125.0 million

Debt:
Average effective interest rate	3.80% to 4.00%
Average cash interest rate	4.00% to 4.20%
Capitalized interest	$1.5 to $2.5 million
Mark to market adjustment	$9.5 to $10.5 million

Other Items:
Merger and integration expenses	$8.0 to $10.0 million

RECONCILIATION OF NET INCOME PER DILUTED COMMON SHARE GUIDANCE TO FFO AND AFFO PER SHARE GUIDANCE
	2018 Full Year Guidance Range
	Low	High
Earnings per common share - diluted	$1.78	$2.08
Real estate depreciation	4.03	4.03
Amortization other	0.04	0.04
FFO per Share	5.85	6.15
Recurring capital expenditures	(0.61)	(0.61)
AFFO per Share	$5.24	$5.54

Supplemental Data S-12

CREDIT RATINGS

	Rating	Outlook
Fitch Ratings (1)	BBB+	Stable
Moody's Investors Service (2)	Baa1	Stable
Standard & Poor's Ratings Services (1)	BBB+	Stable

(1)	Corporate credit rating assigned to Mid-America Apartment Communities, Inc. and its primary operating partnership, Mid-America Apartments, L.P.

(2)	Corporate credit rating assigned to Mid-America Apartments, L.P., the primary operating partnership of Mid-America Apartment Communities, Inc.

COMMON STOCK

Stock Symbol:	MAA

Exchange Traded:	NYSE

Estimated Future Dates:	Q1 2018	Q2 2018	Q3 2018	Q4 2018
Earnings release & conference call	Late April	Late July	Late October	Early February

Dividend Information - Common Shares:	Q4 2016	Q1 2017	Q2 2017	Q3 2017	Q4 2017
Declaration Date	12/8/2016	3/23/2017	5/23/2017	9/26/2017	12/5/2017
Record Date	1/13/2017	4/13/2017	7/14/2017	10/13/2017	1/12/2018
Payment Date	1/31/2017	4/28/2017	7/31/2017	10/31/2017	1/31/2018
Distributions Per Share	$0.87	$0.87	$0.87	$0.87	$0.92

INVESTOR RELATIONS DATA

MAA does not send quarterly reports, earnings releases and supplemental data to shareholders, but provides them upon request.

For recent press releases, SEC filings and other information, call 866-576-9689 (toll free) or email investor.relations@maac.com. This information, as well as access to MAA's quarterly conference call, is also available on the "For Investors" page of MAA's website at www.maac.com.

For Questions Contact:
Name	Title
Tim Argo	Senior Vice President, Finance
Jennifer Patrick	Investor Relations
Phone: 866-576-9689 (toll free)
Email: investor.relations@maac.com

Supplemental Data S-13